EXHIBIT 10.3



---------------------------------------------------------------------------









                    FORM OF RECEIVABLES PURCHASE AGREEMENT



                                   between



                 (________________________________________),

                                  as Seller,



                                     and



                     MORGAN STANLEY ABS CAPITAL II INC.,

                                 as Purchaser



                         Dated as of __________, 199_








---------------------------------------------------------------------------


                              TABLE OF CONTENTS

ARTICLE I

     Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . .   1
     -------------------

ARTICLE II

     SECTION 2.01.  Conveyance of Receivables . . . . . . . . . . . . . .   2
                    -------------------------
     SECTION 2.02.  The Closing . . . . . . . . . . . . . . . . . . . . .   3
                    -----------



ARTICLE III

     SECTION 3.01.  Representations and Warranties of the
                    -------------------------------------
                    Purchaser . . . . . . . . . . . . . . . . . . . . . .   4
                    ---------
     SECTION 3.02.  Representations and Warranties of       Seller  . . .   4
                    ----------------------------------------------

ARTICLE IV

     SECTION 4.01.  Conditions to Obligation of the         Purchaser . .   8
                    -------------------------------------------------
     SECTION 4.02.  Conditions to Obligation of the Seller  . . . . . . .   9
                    --------------------------------------

ARTICLE V

     SECTION 5.01.  Protection of Right, Title and Interest . . . . . . .   9
                    ---------------------------------------
     SECTION 5.02.  Other Liens or Interests  . . . . . . . . . . . . . .   9
                    ------------------------
     SECTION 5.03.  Costs and Expenses  . . . . . . . . . . . . . . . . .  10
                    ------------------
     SECTION 5.04.  Indemnification . . . . . . . . . . . . . . . . . . .  10
                    ---------------

ARTICLE VI

     SECTION 6.01.  Obligations of Seller . . . . . . . . . . . . . . . .  10
                    ---------------------
     SECTION 6.02.  Repurchase Events . . . . . . . . . . . . . . . . . .  10
                    -----------------
     SECTION 6.03.  Purchaser Assignment of Repurchased
                    -----------------------------------
                    Receivables . . . . . . . . . . . . . . . . . . . . .  10
                    -----------
     SECTION 6.04.  Transfer to the Issuer  . . . . . . . . . . . . . . .  10
                    ----------------------
     SECTION 6.05.  Amendment . . . . . . . . . . . . . . . . . . . . . .  10
                    ---------
     SECTION 6.06.  Waivers . . . . . . . . . . . . . . . . . . . . . . .  11
                    -------
     SECTION 6.07.  Notices . . . . . . . . . . . . . . . . . . . . . . .  11
                    -------
     SECTION 6.08.  Costs and Expenses  . . . . . . . . . . . . . . . . .  11
                    ------------------
     SECTION 6.09.  Representations of the Seller and the
                    -------------------------------------
                    Purchaser . . . . . . . . . . . . . . . . . . . . . .  11
                    ---------
     SECTION 6.10.  Confidential Information  . . . . . . . . . . . . . .  11
                    ------------------------
     SECTION 6.11.  Headings and Cross-References . . . . . . . . . . . .  12
                    -----------------------------
     SECTION 6.12.  Governing Law . . . . . . . . . . . . . . . . . . . .  12
                    -------------
     SECTION 6.13.  Counterparts  . . . . . . . . . . . . . . . . . . . .  12
                    ------------

EXHIBIT A      Form of Assignment . . . . . . . . . . . . . . . . . . . . A-1

SCHEDULE I          Schedule of Receivables . . . . . . . . . . . . . . . I-1

SCHEDULE II         Location of Receivable Files  . . . . . . . . . . .  II-1


     RECEIVABLES PURCHASE AGREEMENT dated as of ______________, 199_, between _____________________, a _________ corporation, as seller (the "Seller"), and
MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as purchaser (the "Purchaser").

                                   RECITALS

     WHEREAS in the regular course of its business, the Seller has purchased certain (motor vehicle) (marine) (recreational vehicle) retail installment sale contracts secured by new and used (automobiles, light-duty trucks) (boats, boat motors and accompanying travellers) (recreational vehicle) from (automotive) (marine) (recreational vehicle) dealers;

     WHEREAS the Seller and the Purchaser wish to set forth the terms pursuant to which such contracts are to be sold by the Seller to the Purchaser; and

     WHEREAS the Purchaser intends, concurrently with its purchases from time to time hereunder, to convey all of its right, title and interest in and to $______________ of such contracts to (______________) Trust 199_-_ (the
"Issuer") pursuant to a (Sale and Servicing Agreement dated as of _____________, 199_ (the "Sale and Servicing Agreement"), by and among (_________________) Trust 199_-_, as Issuer, Morgan Stanley ABS Capital II Inc., as Depositor, ___________________, as Servicer and _______________, as
Indenture Trustee) (Pooling and Servicing Agreement dated as of ___________, 199_ (the "Pooling and Servicing Agreement") by and among Morgan Stanley ABS Capital II Inc., as Depositor, ___________________, as Servicer, and ____________________, as Trustee).

     NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:


                                  ARTICLE I

                             Certain Definitions
                             -------------------

     Terms not defined in this Agreement shall have the meanings assigned thereto in the (Sale and Servicing Agreement) (Pooling and Servicing Agreement). As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

     "Agreement" shall mean this Receivables Purchase Agreement, as the same
      ---------
may be amended and supplemented from time to time.

     "Assignment" shall mean the document of assignment substantially in the
      ----------
form attached to this Agreement as Exhibit A.

     "Conveyance Date" shall mean the Cutoff Date.
      ---------------

     ("Pooling and Servicing Agreement" shall have the meaning set forth in
       -------------------------------
the recitals.)

     "Purchaser" shall mean Morgan Stanley ABS Capital II Inc., a Delaware
      ---------
corporation, its successors and assigns.

     "Receivables" shall mean any Contract listed on Schedule I hereto (which
      -----------
Schedule may be in the form of microfiche).

     "Repurchase Event" shall have the meaning specified in Section 6.02.
      ----------------

     ("Sale and Servicing Agreement" shall have the meaning set forth in the
       ----------------------------
recitals.)

     "Schedule of Receivables" shall mean the list of Receivables annexed
      -----------------------
hereto as Schedule I.

     "Seller" shall mean ________________________, a _____________
      ------
corporation, its successors and assigns.

     "Transfer Date" shall mean the Closing Date.
      -------------

                                  ARTICLE II

                          Conveyance of Receivables
                          -------------------------

     SECTION 2.01.  Conveyance of Receivables.  (a)  In consideration of the
                    -------------------------
Purchaser's delivery to or upon the order of the Seller on the Closing Date of $______________, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title, and interest of the Seller in and to:

     (i) the Receivables and all moneys received thereon on or after ________________, 199_;

     (ii) the security interests in the Financed Assets and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Assets;

     (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables claims on any physical damage, credit life or disability insurance policies covering Financed Assets or Obligors, including any vendor's single interest or other collateral protection insurance policy;

     (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller;

     (v)  all documents  and other items  contained in the  Receivable Files;
and

     (vi) the proceeds of any and all of the foregoing.

     (b) The Seller and the Purchaser intend that the transfer of assets by the Seller to the Purchaser pursuant to this Agreement be a sale of the ownership interest in such assets to the Purchaser, rather than the mere granting of a security interest to secure a borrowing. In the event, however, that such transfer is deemed not to be a sale but to be of a mere security interest to secure a borrowing, the Seller shall be deemed to have hereby granted to the Purchaser a perfected first priority security interest in all such assets, and this Agreement shall constitute a security agreement under applicable law. Pursuant to the (Sale and Servicing Agreement) (Pooling and Servicing Agreement) and Section 6.04 hereof, the Purchaser may sell, transfer and reassign to the Issuer (i) all or any portion of the assets assigned to the Purchaser hereunder, (ii) all or any portion of the Purchaser's rights against the Seller under this Agreement and (iii) all proceeds thereof. Such reassignment may be made by the Purchaser with or without a reassignment by the Purchaser of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser in connection with the transactions contemplated by the (Sale and Servicing Agreement) (Pooling and Servicing Agreement).

     SECTION 2.02.  The Closing.  The sale and purchase of the Receivables
                    -----------
shall take place at a closing at the offices of ___________, ____________________________ on the Closing Date, simultaneously with the closing under ((a) the Sale and Servicing Agreement and (b) the Indenture) (the Pooling and Servicing Agreement).

                                 ARTICLE III

                        Representations and Warranties
                        ------------------------------

     SECTION 3.01.  Representations and Warranties of the Purchaser.  The
                    -----------------------------------------------
Purchaser hereby represents and warrants as follows to the Seller as of the date hereof and the Transfer Date:

     (a)  Organization and Good Standing.  The Purchaser has been duly
          ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b)  Due Qualification.  The Purchaser is duly qualified to do business
          -----------------
as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

     (c)  Power and Authority.  The Purchaser has the power and authority to
          -------------------
execute and deliver this Agreement and to carry out its terms; the Purchaser had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables; and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary corporate action.

     (d)  No Violation.  The consummation of the transactions contemplated
          ------------
by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents), or violate any law or, to the best of the Purchaser's knowledge, any order, rule or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties.

     (e)  No Proceedings.   There are no proceedings or investigations
          --------------
pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 3.02.  Representations and Warranties of Seller.  (a)  The
                    ----------------------------------------
Seller hereby represents and warrants as follows to the Purchaser as of the date hereof and as of the Transfer Date:

          (1)  Organization and Good Standing.  The Seller has been duly
               ------------------------------
organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (2)  Due Qualification.  The Seller is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (3)  Power and Authority.  The Seller has the power and authority
               -------------------
to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Seller had at all relevant times, and has, full power, authority and legal right to sell, transfer and assign the property sold, transferred and assigned to the Purchaser hereby and has duly authorized such sale, transfer and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

          (4)  No Violation.  Upon giving effect to the consent described in
               ------------
Section 3.02(b)(14), the consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party and the fulfillment of their respective terms do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (5)  No Proceedings.   There are no proceedings or investigations
               --------------
pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

          (6)  Valid Sale, Binding Obligations.  This Agreement and the other
               -------------------------------
Basic Documents to which the Seller is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

          (7)  Chief Executive Office.  The chief executive office of the
               ----------------------
Seller is located at _____________________________________.

          (8)  No Consents.  The Seller is not required to obtain the consent
               -----------
of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in transferring the Receivables to the (Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee) (Trustee under the Pooling and Servicing Agreement). Such representations and warranties speak as of the execution and delivery of this Agreement as of the Closing Date.

          (1)  Characteristics of Receivables.  Each Receivable (A) was
               ------------------------------
originated in the United States by a Dealer for the retail sale of a Financed Asset in the ordinary course of such Dealer's business in accordance with the Seller's credit policies, was fully and properly executed by the parties thereto, was purchased by the Seller from such Dealer under an existing Dealer Agreement and was validly assigned by such Dealer to the Seller, (B) has created or shall create a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Asset, which security interest is assignable by the Seller to the Purchaser, and by the Purchaser to the Issuer, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security and (D) provides for level monthly payments (provided that the payment in the last month of the term of the Receivable may be different from the level payments) that fully amortize the Amount Financed by maturity and yield interest at the APR.

          (2)  Compliance with Law.  Each Receivable and the sale of the
               -------------------
related Financed Asset complied at the time it was originated or made, and at the time of execution of this Agreement complies, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal
Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

          (3)  Binding Obligation.  Each Receivable represents the genuine,
               ------------------
legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Transfer Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (4)  No Government Obligor.  No Receivable is due from the United
               ---------------------
States of America or any State or any agency, department, subdivision or instrumentality thereof.

          (5)  Obligor Bankruptcy.  No Obligor had been identified on the
               ------------------
records of the Seller as being the subject of a current bankruptcy proceeding.

          (6)  Schedule of Receivables .  The information set forth in
               ------------------------
Schedule I to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date.

          (7)  Marking Records.  By the Transfer Date, the Seller will have
               ---------------
caused its records relating to each Receivable, including any computer records, to be clearly and unambiguously marked to show that the Receivables have been sold to the Purchaser by the Seller and transferred and assigned by the Purchaser to the Issuer in accordance with the terms of the (Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture) (Pooling and Servicing Agreement).

          (8)  Computer Tape.  The computer tape regarding the Receivables
               -------------
made available by the Seller to the Purchaser is complete and accurate in all respects as of the Conveyance Date.

          (9)  No Adverse Selection.  No selection procedures believed by the
               --------------------
Seller to be adverse to the (Noteholders) (or Certificateholders) were utilized in selecting the Receivables.

          (10) Chattel Paper.  The Receivables constitute chattel paper
               -------------
within the meaning of the UCC as in effect in the State of ______________.

          (11) One Original.  There is only one original executed copy of
               ------------
each Receivable.

          (12) Receivables in Force.  No Receivable has been satisfied,
               --------------------
subordinated or rescinded, nor has any Financed Asset been released from the lien of the related Receivable in whole or in part. None of the terms of any Receivable has been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the related Receivable File. No Receivable has been modified as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          (13) Lawful Assignment.  No Receivable has been originated in, or
               -----------------
is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or (the Sale and Servicing Agreement or the pledge of such Receivable under the Indenture) (the Pooling and Servicing Agreement).

          (14) Title.  It is the intention of the Seller that the transfers
               -----
and assignments herein contemplated constitute sales of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than to the Purchaser or pursuant to this Agreement ((or by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement)) ((or by the Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement)). Immediately prior to the transfers and assignments herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens and, immediately upon the transfer thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens.

          (15) Security Interest in Financed Asset. Immediately prior to its
               -----------------------------------
sale, assignment and transfer to the Purchaser pursuant to this Agreement, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Asset in favor of the Seller as secured party, or all necessary and appropriate actions have been commenced that will result in the valid perfection of a first priority security interest in such Financed Asset in favor of the Seller as secured party.

          (16) All Filings Made.  All filings (including UCC filings)
               ----------------
required to be made in any jurisdiction to give the Purchaser a first perfected ownership interest in the Receivables have been made.

          (17) No Defenses.  No Receivable is subject to any right of
               -----------
rescission, setoff, counterclaim or defense, and no such right has been asserted or threatened with respect to any Receivable.

          (18) No Default.  There has been no default, breach, violation or
               ----------
event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than __ days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Asset has been repossessed.

          (19) Insurance.  The Seller, in accordance with its customary
               ---------
procedures, has determined that the Obligor has obtained physical damage insurance covering each Financed Asset and, under the terms of the related Contract, the Obligor is required to maintain such insurance.

          (20) Final Scheduled Maturity Date.  No Receivable has a final
               -----------------------------
scheduled payment date after ___________________.

          (21) Certain Characteristics of the Receivables.  As of the
               ------------------------------------------
Conveyance Date, (A) each Receivable had an original maturity of not more than __ months; (B) no Receivable was more than __ days past due; and (C) no funds have been advanced by the Seller, any Dealer or anyone acting on behalf of either of them in order to cause any Receivable to qualify under clause
(B) above.


                                  ARTICLE IV

                                  Conditions
                                  ----------

     SECTION 4.01.  Conditions to Obligation of the Purchaser.  The
                    -----------------------------------------
obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:

     (a)  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Seller hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

     (b)  Computer Files Marked.  The Seller shall, at its own expense, on
          ---------------------
or prior to the Transfer Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Schedule of Receivables, certified by the Seller's President, a Vice President or the Treasurer to be true, correct and complete.

     (c)  Documents To Be Delivered by the Seller on the Transfer Date.
          ------------------------------------------------------------

          (1)  The Assignment.  On the Transfer Date, the Seller will execute
               --------------
and deliver an Assignment with respect to the Receivables, substantially in the form of Exhibit A hereto.

          (2)  Evidence of UCC Filing.  On or prior to the Transfer Date, the
               ----------------------
Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, describing the Receivables and the other assets assigned to the Purchaser pursuant to Section 2.01 hereof, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Purchaser. The Seller shall deliver to the Purchaser a file-stamped copy or other evidence satisfactory to the Purchaser of such filing on or prior to the Transfer Date.

          (3)  Other Documents.  Such other documents as the Purchaser may
               ---------------
reasonably request.

     (d)  Other Transactions.  The transactions contemplated by the (Sale and
          ------------------
Servicing Agreement, the Indenture and the Trust Agreement( (Pooling and Servicing Agreement) to be consummated on the Transfer Date shall be consummated on such date.

     SECTION 4.02.  Conditions to Obligation of the Seller.  The obligation
                    --------------------------------------
of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

     (a)  Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Purchaser hereunder shall be true and correct on the Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Transfer Date.

     (b)  Receivables Purchase Price.  On the Transfer Date, the Purchaser
          --------------------------
shall  have delivered to  the Seller the purchase  price specified in Section
2.01.


                                  ARTICLE V

                           Covenants of the Seller
                           -----------------------

     The Seller agrees with the Purchaser as follows:

     SECTION 5.01.  Protection of Right, Title and Interest.  (a) Filings.
                    ---------------------------------------       -------
The Seller shall cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller and the Purchaser, respectively, in and to the Receivables and the other property included in the Owner Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in and to the Receivables and the other property included in the Owner Trust Estate. The Seller shall deliver to the Purchaser file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

     (b)  Name Change.  If the Seller makes any change in its name, identity
          -----------
or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute, the Seller shall give the Purchaser, the Indenture Trustee and the Owner Trustee written notice thereof at least 5 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the property included in the Owner Trust Estate.

     SECTION 5.02.  Other Liens or Interests.  Except for the conveyances
                    ------------------------
hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations under this Section shall terminate upon the termination of the Issuer pursuant to the Trust Agreement.

     SECTION 5.03.  Costs and Expenses.  The Seller agrees to pay all
                    ------------------
reasonable costs and disbursements in connection with the perfection, as against all third parties, of the Purchaser's and the Issuer's right, title and interest in and to the Receivables.

     SECTION 5.04.  Indemnification.  The Seller shall indemnify the
                    ---------------
Purchaser and the Issuer for any liability resulting from the failure of a Receivable to be originated in compliance with all requirements of law and for any breach of any of its representations and warranties contained herein. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.


                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

     SECTION 6.01.  Obligations of Seller.  The obligations of the Seller
                    ---------------------
under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     SECTION 6.02.  Repurchase Events.  The Seller hereby covenants and
                    -----------------
agrees with the Purchaser for the benefit of the Purchaser, the (Indenture Trustee, the Owner Trustee, (the Certificateholders) and the Noteholders) (the Trustee and the Certificateholders) that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 3.02(b) shall constitute an event obligating the Seller to repurchase the Receivables to which the breach is applicable ("Repurchase Events"), at the Purchase Amount, from the Purchaser or from the Issuer, as applicable, unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof by or to the Seller or the Servicer. The repurchase obligation of the Seller shall constitute the sole remedy available to the Purchaser, (the Indenture Trustee, the Owner Trustee, the Issuer and the Noteholders (or the Certificateholders) (the Trustee or the Certificateholders) against the Seller with respect to any Repurchase Event.

     SECTION 6.03.  Purchaser Assignment of Repurchased Receivables.  With
                    -----------------------------------------------
respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all of the Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

     (SECTION 6.04. Transfer to the Issuer.  The Seller acknowledges and
                    ----------------------
agrees that (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Issuer and the Issuer will pledge the Receivables to the Indenture Trustee and (b) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Issuer, the Noteholders (and the Certificateholders). The Seller hereby consents to such transfers and assignments.)

     (SECTION 6.04. Transfer to the Trust.  The Seller acknowledges and
                    ---------------------
agrees that (a) the Purchaser will, pursuant to the Pooling and Servicing Agreement transfer and assign the Receivables and assign its rights under this Agreement with respect thereto to the Trustee and (b) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including under Section 6.02, are intended to benefit the Certificateholders. The Seller hereby consents to such transfers and assignments.)

     SECTION 6.05.  Amendment.  This Agreement may be amended from time to
                    ---------
time, with prior written notice to the Rating Agencies and by a written amendment duly executed and delivered by the Seller and the Purchaser, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of (Noteholders) (or Certificateholders); provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any (Noteholder) (or Certificateholder). This Agreement may also be amended by the Seller and the Purchaser, with prior written notice to the Rating Agencies and the prior written consent of (Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes) and (Holders of Certificates) evidencing at least a majority of the Certificate Balance (excluding, for purposes of this Section 6.05, Certificates held by the Seller or any of its affiliates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the (Noteholders) (or Certificateholders); provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of (Noteholders) (or Certificateholders) or (ii) reduce the aforesaid percentage of the (Notes) or the (Certificates) that is required to consent to any such amendment, without the consent of the Holders of all the outstanding (Notes) and (Certificates).

     SECTION 6.06.  Waivers.  No failure or delay on the part of the
                    -------
Purchaser in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 6.07.  Notices.  All demands, notices and communications under
                    -------
this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to: (a) in the case of the Seller, _______________________, _____________________________________, Attention:
_________________; (b) in the case of the Purchaser, Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, New York 10036 Attention:
______________; (c) in the case of Moody's, Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (d) in the case of Standard & Poor's, Standard & Poor's Ratings Service, 26 Broadway (20th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 6.08.  Costs and Expenses.  The Seller shall pay all expenses
                    ------------------
incident to the performance of its obligations under this Agreement and the Seller agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the enforcement of any obligation of the Seller hereunder.

     SECTION 6.09.  Representations of the Seller and the Purchaser.  The
                    -----------------------------------------------
respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under
Section 2.02 and the transfers and assignments referred to in Section 6.04.

     SECTION 6.10.  Confidential Information.  The Purchaser agrees that it
                    ------------------------
will neither use nor disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the (Sale and Servicing Agreement) (Pooling and Servicing Agreement) (Pooling and Servicing Agreement) or any other Basic Document, or as required by any of the foregoing or by law.

     SECTION 6.11.  Headings and Cross-References.  The various headings in
                    -----------------------------
this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

     SECTION 6.12.  Governing Law.  This Agreement and the Assignment shall
                    -------------
be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder or thereunder shall be determined in accordance with such laws.

     SECTION 6.13.  Counterparts.  This Agreement may be executed in two or
                    ------------
more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                              (___________________________________)



                              By:___________________________________
                                   Name:
                                   Title:



                               MORGAN STANLEY ABS CAPITAL II INC.



                              By:___________________________________
                                   Name:
                                   Title:



                                                                    EXHIBIT A
                                                           Form of Assignment


                                  ASSIGNMENT

     For   value  received,  in  accordance  with  the  Receivables  Purchase
Agreement dated as of ____________, 199_ (the "Receivables Purchase Agreement"), between the undersigned and Morgan Stanley ABS Capital II Inc. (the "Purchaser"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse, all right, title and interest of the undersigned in and to (i) the Receivables and all moneys received thereon on or after ______________, 199_; (ii) the security interests in the Financed Assets and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Assets; (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Assets or Obligors, including any vendor's single interest or other collateral protection insurance policy; (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Seller; (v) all documents and other items contained in the Receivable Files; and (vi) proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, the Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

     This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Purchase Agreement and is to be governed by the Receivables Purchase Agreement.

     Capitalized terms used and not otherwise defined herein shall have the meaning assigned to them in the Receivables Purchase Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ________________, 199_.

                              (______________________________),



                              By:___________________________________
                                   Name:
                                   Title:


                                                                   SCHEDULE I

                           Schedule of Receivables
                           -----------------------



                                                                  SCHEDULE II

                         Location of Receivable Files
                         ----------------------------